REPAY Provides Preliminary First Quarter 2026 Results and Raising Full Year 2026 Adjusted EBITDA Outlook

ATLANTA, April 27, 2026 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today is providing preliminary, unaudited financial results for its first quarter ended March 31, 2026 and raised its full year 2026 Adjusted EBITDA outlook.

The preliminary financial results for the three months ended March 31, 2026 are as follows:

•
Revenue is expected to be $80.5 million to $81.0 million, representing approximately 4% growth year-over-year.
•
Consumer Payments revenue growth of approximately 4% year-over-year.
•
Business Payments revenue growth of approximately 18% year-over-year.
•
Adjusted EBITDA1 is expected to be $33.8 million to $34.3 million, representing approximately 42% Adjusted EBITDA margins1.
•
Free Cash Flow1 is expected to be $5.0 million to $5.5 million, representing approximately 15% Free Cash Flow Conversion1. Free Cash Flow expectations include seasonality related to interest payments, net working capital timing, and annual incentive payments.
•
During the quarter, REPAY also completed a buyout of a strategic distribution partner, resulting in a one-time cash payment and positive impact to Adjusted EBITDA.

For the full year 2026, REPAY is raising its outlook for Adjusted EBITDA, which now implies an improvement to approximately 42% Adjusted EBITDA margins. The company is reiterating its outlook for Revenue and Free Cash Flow Conversion. The 2026 outlook does not include any contributions related to the pending KUBRA acquisition. REPAY is now expecting the following financial results for full year 2026:

	Initial FY2026 Outlook	Updated FY2026 Outlook
Revenue	$340 - 346 million	$340 - 346 million
Adjusted EBITDA	$136.5 - 141.5 million	$141 - 146 million
Free Cash Flow Conversion	45%	45%

The Company will release its full financial results for the first quarter of 2026 after the market closes on Monday, May 4, 2026, and will host a conference call the same day at 5:00pm ET.

Preliminary Results

The unaudited preliminary estimated financial information for the first quarter of 2026 described above reflects estimates derived from our internal financial records and are based on the information available to the Company as of the date of this release and are subject to the completion of the Company’s customary financial and other closing procedures. Accordingly, the

1 Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” below for additional information.

Company’s final reported results for the first quarter of 2026 may differ materially from these preliminary expectations. This preliminary estimated financial information should not be viewed as a substitute for our full interim financial statements and is not necessarily indicative of any future period or performance, and accordingly, you should not place undue reliance on this preliminary estimated financial information.

Non-GAAP Financial Measures

This report includes certain preliminary non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, loss on business disposition and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow and Free Cash Flow Conversion provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

REPAY does not provide quantitative reconciliation of preliminary or forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties and providing them may imply a degree of precision that would be confusing or potentially misleading.

Forward-Looking Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including expected first quarter results and 2026 outlook, and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:
Kristen Hoyman
khoyman@repay.com

Source: Repay Holdings Corporation